UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

SILO PHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41512	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs NJ 07632
(Address of principal executive offices, including ZIP code)

(718) 400-9031
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SILO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 19, 2023 (the “Effective Time”), Silo Pharma, Inc., a Delaware corporation (“Silo-DE”) changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”), following the completion of the actions contemplated by the Plan of Conversion (the “Plan of Conversion”) dated December 19, 2023 of Silo-DE into Silo Pharma, Inc., a Nevada corporation (the “Company”) adopted by Silo-DE. Following the Reincorporation, the Company became the successor issuer to Silo-DE. This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

On December 19, 2023, Silo-DE changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to a plan of conversion, dated December 19, 2023 (the “Plan of Conversion”). The Reincorporation was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada; (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and (iii) articles of incorporation (the “Nevada Articles of Incorporation”) with the Secretary of State of the State of Delaware.  Pursuant to the Plan of Conversion, Silo-DE also adopted new bylaws under Nevada corporate law (the “Nevada Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, Silo-DE’s stockholders at its 2023 Annual Meeting of Stockholders held on December 4, 2023 and reconvened on December 11, 2023 with respect to the Reincorporation.  Upon the effectiveness of the Reincorporation:

●	the affairs of Silo-De ceased to be governed by the Delaware General Corporation Law, Silo DE’s existing Certificate of Incorporation and its existing Bylaws, and the affairs of Silo-DE/the Company became subject to the Nevada Revised Statutes, the Nevada Articles of Incorporation and the Nevada Bylaws;

●	each outstanding share of the Delaware corporation’s common stock converted into an outstanding share of the Nevada corporation’s common stock;

●	each outstanding option to acquire shares of the Delaware corporation’s common stock converted into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of shares of the Nevada corporation’s common stock;

●	each outstanding warrant or other right to acquire shares of the Delaware corporation’s common stock converted into an equivalent warrant or other right to acquire, upon the same terms and conditions the same number of shares of the Nevada corporation’s common stock;

●	each employee benefit, stock option or other similar plan of the Delaware corporation continued to be an employee benefit, stock option or other similar plan of the Nevada corporation; and

●	each director and officer of the Delaware corporation continued to hold his or her respective position with the Nevada corporation.

Although the Nevada Articles of Incorporation and the Nevada Bylaws are substantially similar to provisions from Silo-DE’s certificate of incorporation and bylaws under Delaware corporate law, certain rights of Silo-DE’s stockholders are different as a result of the Reincorporation, as described in Silo-DE’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on October 23, 2023, under the section entitled “Proposal No. 3 — Authorization to Reincorporate the Company in the State of Nevada — Comparative Rights of Stockholders Before and After the Reincorporation,” which description is incorporated herein by reference.

The Reincorporation did not affect any of Silo-DE’s contracts with any third parties, and Silo-DE’s rights and obligations under such contractual arrangements continue to be rights and obligations of Silo-DE after the Reincorporation.  The Reincorporation did not result in any change in business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of Silo-DE.

Silo-DE will not be replacing nor will Silo-DE’s stockholders be required to exchange their stock certificates for new stock certificates in connection with the Reincorporation.

The common stock of the Company will continue to be listed on the Nasdaq Capital Market under the same “SILO” symbol.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Nevada Articles of Incorporation and the Nevada Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Nevada Articles of Incorporation and the Nevada Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

Successor Issuer

In connection with the Reincorporation and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to Silo-DE and has succeeded to the attributes of Silo-DE as the registrant. The Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of the Company Common Stock

A description of Company common stock has been filed herewith as Exhibit 4.1 and is incorporated by reference into this Item 8.01. The description contained in Exhibit 4.1 is only a summary of the material terms of the Company’s Articles of Incorporation and Bylaws, which have been filed with this report as Exhibits 3.3 and 3.4, respectively, and applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Plan of Conversion dated December 19, 2023.

3.1	Articles of Conversion filed with the Nevada Secretary of State on December 19, 2023.

3.2	Certificate of Conversion filed with the Delaware Secretary of State on December 19, 2023

3.3	Articles of Incorporation of Silo Pharma, Inc., a Nevada corporation.

3.4	Bylaws of Silo Pharma, Inc., a Nevada corporation

4.1	Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2023

SILO PHARMA INC.

/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer